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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tvia, Inc. (the "Registrant") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Arthur Nguyen, Acting Chief Financial Officer of the Registrant, certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

        (1)
        the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

        (2)
        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 11, 2002                         /s/  ARTHUR NGUYEN
                                                 -------------------------------
                                                 Arthur Nguyen
                                                 Acting Chief Financial Officer